UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 1, 2004





                          McDERMOTT INTERNATIONAL, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




    REPUBLIC OF PANAMA                001-08430           72-0593134
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission        (IRS Employer
    of incorporation)                File Number)      Identification No.)





  1450 Poydras Street, New Orleans, Louisiana                  70112-6050
 (Address of principal executive offices)                      (Zip Code)


Registrant's Telephone Number, including Area Code:  (504) 587-5400
                                                     --------------

                    -----------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    -----------------------------------------

Item 5.02     Election of Directors.


On October 28, 2004, McDermott International, Inc. ("McDermott") announced the appointment of Oliver D. Kingsley, Jr. to its Board of Directors (the "Board"). Mr. Kingsley's membership on the Board will be effective November 1, 2004. He will serve as a member of the Compensation Committee and the Governance Committee of the Board.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                             McDERMOTT INTERNATIONAL, INC.



                                             By: /s/ Keith G. Robinson
                                             ------------------------------
                                                     Keith G. Robinson
                                                     Corporate Controller






November 1, 2004


                                       2